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                                                                    EXHIBIT 10.7



                           MASTER TAKE-OUT COMMITMENT



Ms. Debra F. Watkins
Senior Vice President
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, Florida  32256

RE: MASTER TAKE-OUT COMMITMENT BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND ITS AFFILIATE BANKS,AND BANCBOSTON MORTGAGE CORPORATION.

Dear Ms. Watkins:

Each of The First National Bank of Boston, Bank of Boston Connecticut, Rhode Island Hospital Trust National Bank, and Bank of Boston Florida, N.A. (each severally, but not jointly, a "Buyer") confirms its agreement to buy, and BancBoston Mortgage Corporation (the "Seller") confirms its agreement to sell, residential mortgage loans on a flow basis and under the terms and conditions described below.

The Buyer and the Seller acknowledge that, from time to time, the Buyer desires the Seller to fund certain residential mortgage loans on behalf of the Buyer. The Seller is willing to accommodate such desire, on the condition that the Buyer agree to purchase such mortgage loans from the Seller under the terms of this Master Take-Out Commitment.

MASTER COMMITMENT       Such amount as may be agreed from time to time by the
AMOUNT                  Buyer and the Seller.



FORM OF SALE            Whole loan servicing retained.

MANDATORY COMMITMENT    This is a mandatory commitment. The Buyer will purchase
                        each residential mortgage loan which is the subject of this Master Take-Out Commitment (the "Mortgage Loan").

TERM OF COMMITMENT      The term of this Master Take-Out Commitment shall be the
                        same as the term of the Brokered Loan Purchase and Sale
                        Agreement to be entered into by and between the Buyer and the Seller (the "Broker Agreement"). The term of this Master Take-Out Commitment will end when: (a) the Buyer ceases to broker Mortgage Loans to the Seller, (b) the Buyer, in its capacity as a mortgage loan correspondent, begins to sell closed and funded residential mortgage loans to the Seller, (c) the Broker
                        Agreement is amended to become a correspondent mortgage loan purchase and sale agreement, and (d) each Mortgage
                        Loan tablefunded by the Seller under the Brokered Loan
                        Agreement has been purchased by the Buyer.

MORTGAGE LOAN PRODUCTS  The Mortgage Loans, as defined in Section 1 of the
                        Mortgage Loan Servicing Agreement to be entered into by and between the Buyer and the Seller (the "Servicing Agreement"), and described more particularly in Exhibit B to the Servicing Agreement.

FEES.                   None.
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PRICING                 The price for each Mortgage Loan will be the same price
                        at which the Buyer instructed the Seller to tablefund such Mortgage Loan under the terms of the Broker
                        Agreement, less the amount of the Purchase Price
                        Percentage as defined in Section 1 of the PMSR Flow
                        Agreement entered into by and between the Buyer and the Seller, and described more particularly in Exhibit A to the PMSR Flow Agreement.

UNDERWRITING            To be performed entirely by the Buyer.

FUNDING The Mortgage Loans will be funded by the Buyer on the 10th and 25th day of each month, or the business day immediately before any such date if such 10th or 25th date is not a business day.

SERVICING               FEE The Seller will retain a servicing fee over the life
                        of each Mortgage Loan in an amount and in the manner described in the Servicing Agreement.

TIME PERIOD TO          The Seller shall be prepared to sell each Mortgage Loan
SELL LOANS TO           to the Buyer no later than thirty (30) days after the
THE BUYER               date the Seller funds each such Mortgage Loan.

This commitment may not be assigned to any other entity by either the Buyer or the Seller without the prior written consent of the other party.

Please acknowledge your acceptance and agreement to the terms of this Master Take-Out Commitment by signing and returning the enclosed duplicate letter to the Seller at the address shown above.

Very truly yours,

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Peter J. Manning
    -------------------------------

    Peter J. Manning
- -----------------------------------
Print Name

Title: Creative Director

BANK OF BOSTON CONNECTICUT

By: /s/ William J. Shea
    -------------------------------

    William J. Shea
- -----------------------------------
Print Name

Title: Vice Chairman

RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

By: /s/ William J. Shea
    -------------------------------

    William J. Shea
- -----------------------------------
Print Name

Title: Vice Chairman

BANK OF BOSTON-FLORIDA, N.A.

By: /s/ Susan P. Haney
    -------------------------------

    Susan P. Haney
- -----------------------------------
Print Name

Title: Chairman

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BANCBOSTON MORTGAGE CORPORATION

By: /s/ Joseph K. Pickett
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___________________________________
Print Name

Title:_____________________________

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